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                                                                   EXHIBIT 10(e)

                                SYSCO CORPORATION

                             1991 STOCK OPTION PLAN

1.       PURPOSE.

         This 1991 Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain officers and other key employees of Sysco Corporation (the "Corporation"), or of its subsidiary corporations (the "Subsidiary" or "Subsidiaries") as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") and certain others so that they may acquire or increase their proprietary interest in the Corporation and to reward them properly for meritorious or profit producing services to the Corporation or the Subsidiaries. It is intended that certain of the options granted pursuant to the Plan shall be incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code, or any succeeding provisions, and the remainder of the options granted pursuant to the Plan be options which are not Incentive Stock Options ("Nonincentive Stock Options"). Options granted pursuant to the Plan that are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options upon grant of the options. No option not specifically designated as an Incentive Stock Option upon grant of the option shall be treated as an Incentive Stock Option for any purpose under the Plan.

2.       ADMINISTRATION.

         The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than three members of the Corporation's Board of Directors. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. The action of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Each Director while a member of the Committee shall meet the definition of "disinterested person" contained in Rule 16b-3 of the Securities and Exchange Commission. The Committee shall from time to time at its discretion (i) designate the key employees and Directors who shall be granted options, the number of shares to be optioned to each, and which options are to be Incentive Stock Options and which are to be Nonincentive Stock Options, and (ii) make such other determinations and designations as are provided in the Plan.

         The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

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3.       ELIGIBILITY.

         The persons who shall be eligible to receive options as the Committee shall select from time to time shall be key employees of the Corporation or its Subsidiaries (including officers, whether or not they are Directors) and Directors (in either case, an "Optionee" or collectively, "Optionees"); provided that persons who are Directors but not employees or officers of the Corporation or its Subsidiaries shall only be eligible to receive Nonincentive Stock Options. An Optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth.

4.       STOCK.

         The stock subject to the options shall be shares of the Corporation's authorized and unissued or reacquired $1 par value Common Stock (the term "shares" as used herein shall refer to shares of said $1 par value Common Stock of the Corporation, and the term "Shares" shall refer to shares which are subject to an option granted under the Plan). The aggregate number of shares which may be issued under options pursuant to the Plan shall not exceed 1,500,000 shares, and the maximum number of shares which may be issued under Incentive Stock Options pursuant to the Plan shall not exceed 1,500,000 shares. The limitations established by each of the preceding sentences shall be subject to adjustment as provided in Section 6(h) of the Plan.

         If any outstanding option under the Plan for any reason expires or is terminated, the Shares allocable to the unexercised portion of such option may again be subjected to an option under the Plan.

5.       ANNUAL LIMITATION.

         To the extent that the fair market value (determined at the date of grant of the option in accordance with Section 6(d) of the Plan) of the Shares with respect to which Incentive Stock Options first become exercisable by an Optionee during any calendar year (under the Plan and any other plans granting Incentive Stock Options which are established by the Corporation or its Subsidiaries) exceeds $100,000, such options shall be treated as Nonincentive Stock Options.

6.       TERMS AND CONDITIONS OF OPTIONS.

         Options granted pursuant to the Plan shall be authorized by the Committee on such terms and conditions as shall be determined by the Committee subject to the following terms and conditions:

                  (a) Option Designation. Each option granted hereunder shall be clearly identified at the time of grant as an Incentive Stock Option or a Nonincentive Stock Option. An Incentive Stock Option may not be granted in a tandem stock option arrangement under the Plan (i.e., where an Incentive Stock Option is issued together with a Nonincentive Stock Option and the exercise of either type of option affects the right to exercise the other type of option).


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                  (b) Individual Stock Option Agreements. Each option granted pursuant to the Plan shall be evidenced by an agreement in such form as the Committee shall from time to time approve. All such agreements shall comply with and be subject to the terms of this Plan.

                  (c) Number of Shares. Each option shall state the number of Shares to which it pertains.

                  (d) Option Price. Each option shall state the option price, which shall be not less than 100% of the fair market value of the Shares subject to the option. Fair market value shall be determined as the last closing price of the shares on the New York Stock Exchange (the "Exchange") prior to the grant of the option by the Committee. Subject to the foregoing, the Committee, in fixing the option price, shall have full authority and discretion and be fully protected in doing so.

                  (e) Medium and Time of Payment. The option price shall be payable on the exercise of the option and may be paid (i) in United States Dollars in cash or by check or (ii) by transferring a number of shares, valued as provided in Section 6(d) above, as of the date of transfer having a value equal the option price, or (iii) by part payment in cash or by check as provided in (i) above and by payment of the balance by transferring shares to the Corporation as provided in
         (ii) above.

                  (f) Conditions to Exercise of Options.

                  (1) No option granted pursuant to this Plan shall be exercised in whole or in part more than ten years after it is granted, and such option shall be subject to such further terms and conditions as to the time of its exercise as the Committee may prescribe.

                  (2) In order to exercise an option granted hereunder, in whole or in part, the Optionee must meet any additional specific conditions imposed by the Committee at the time of the granting of the option. Such specific conditions may be in the form of achievement goals for the individual Optionee based upon predetermined minimum increases over a specified period or periods of time, in sales, gross profits, pre-tax earnings, productivity, or other goals or standards. The imposition of such achievement goals and conditions shall be in the sole discretion of the Committee; and such goals and conditions may differ between individual employees of the Corporation and/or of its Subsidiaries; and between classes of employees of the Corporation and/or any Subsidiary; and between the employees of the Corporation, as a class, and the employees of the Subsidiaries as a class.

                  (3) Notwithstanding anything to the contrary contained in this Plan or any limitations prescribed by the Committee as to the exercise of an option, all options previously granted under this Plan shall become immediately exercisable if a person or persons who are acting together for the purpose of acquiring shares of the Corporation acquire beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the Corporation.

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                  (g) Death of Optionee and Transfer of Option. If the Optionee
         shall die while in the employ of the Corporation or a Subsidiary and shall not have fully exercised the option, the option may be exercised, subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted, to the extent that the Optionee's right to exercise such option had accrued pursuant to this Section 6 of the Plan at the time of his death and had not previously been exercised, at any time within one (1) year after the Optionee's death, by the executors or administrators of the Optionee or by any person or persons who shall have acquired the option directly from the Optionee by bequest or inheritance.

                  No option shall be transferable by the Optionee otherwise than by will or under the laws of descent and distribution and each option shall be exercisable, during the Optionee's lifetime, only by him.

                  (h) Changes in Capitalization. Subject to any required action by the stockholders, the number of Shares covered by each outstanding option and the price per Share in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

                  If the Corporation merges or consolidates with another corporation, whether or not the Corporation is a surviving corporation, or if the Corporation is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of that option, to receive, in lieu of Shares, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of Shares equal to the number of Shares as to which that option may be exercised; (b) if options have not already become exercisable under paragraph 6(f)(3) hereof, the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all options, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other dispositions, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (c) all outstanding options may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition provided that any Optionee shall have the right immediately prior to such event to exercise his option to the extent such Optionee is otherwise able to do so in accordance with this Plan (including paragraph 6(f)(3) hereof) or his individual stock option agreement.

                  In the event of a change in the shares of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same

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         number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of the Plan.

                  To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided, that each option which, upon grant of the option, is specifically designated as an Incentive Stock Option shall not be adjusted in a manner that causes the option to fail to continue to qualify as an Incentive Stock Option.

                  Except as hereinbefore expressly provided in this Section 6, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the option.

                  The grant of any option pursuant to the Plan shall not affect in any way the right or power of the Corporation (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate or sell, or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the shares. If any action described in the preceding sentence results in a fractional share for any Optionee under any option hereunder, such fraction shall be completely disregarded and the Optionee shall only be entitled to the whole number of shares resulting from such adjustment.

                  (i) Rights as a Stockholder. An Optionee or a transferee of an option shall have no rights as a stockholder with respect to any Shares covered by his option until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6 hereof.

                  (j) Investment Purpose. The Company shall not be obligated to sell or issue any shares pursuant to any option unless the Shares with respect to which the option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended.

                  Notwithstanding anything in the Plan to the contrary, each option under the Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the Shares subject to such Option are registered under the Securities Act of 1933, as amended, or in the event a resale of such Shares without such registration would

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         otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under Securities Act of 1933 of any other applicable law, regulation, or rule of any governmental agency.

                  (k) Other Provisions. Options authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee or the Board of Directors of the Corporation shall deem advisable subject to any limitation in the discretion of the Board of Directors required by Rule 16b-3.

7.       TERM OF PLAN.

         Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted or the date the Plan is approved by the Stockholders, whichever is earlier.

8.       SUBSTITUTION FOR OR ASSUMPTION OF OPTIONS GRANTED BY OTHERS.

         The Corporation may issue or assume any stock option in any transaction or transactions upon such terms and conditions and, in the case of any option so assumed, with such modifications or adjustments therein, as shall be determined by the Committee. Any such option so issued or assumed shall be deemed to be an option granted under this Plan, notwithstanding that any provision of this Plan would not, except for this Section 8, permit the grant of an option having the terms and conditions, including the option price, of such option as so issued or assumed.

9.       INDEMNIFICATION OF COMMITTEE.

         In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, a suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

10.      STOCK APPRECIATION RIGHTS.

                  (a) Grant of SARs. The Committee, in its discretion, may grant stock appreciation rights ("SARs") to some or all Optionees. SARs may be granted in


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         conjunction with all or a part of any option granted under the Plan, either at the time of the grant of such option or at any subsequent time prior to the expiration of such option; provided, however, that SARs shall not be offered or granted in connection with a prior option without the consent of the holder of such option. SARs may not be exercised by an Optionee who is a director or officer (within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934) of the Company within six months after the right is granted, except this limitation shall not be applicable in the event of death or disability of such Optionee occurring prior to the expiration of such six-month period.

                  (b) Agreements. The SAR shall be set forth in an agreement (which may be the agreement described in Section, 6(b)) between the Optionee and the Company which shall contain such terms and conditions as the Committee may deem appropriate.

                  (1) All SARs shall be subject to the following terms and conditions:

                           (A) SARs shall be exercisable only at such time and
                  to the extent that the options to which they relate (the "Related Option") shall be exercisable. Both a SAR and the Related Option may be exercised concurrently only when the Related Option is a Nonincentive Stock Option.

                           (B) Upon exercise of a SAR, the Optionee shall be
                  entitled to the difference between the market value of one Share and the option price per Share specified in the Related Option times the number of Shares in respect of which the SARs shall have been exercised (the "Economic Value"). The market value of Shares on the date of exercise of the SARs shall be the "fair market value" as such term is used in Section 6(d).

                           (C) An Optionee, upon the exercise of SARs shall
                  receive the Economic Value thereof, and the Committee in its sole discretion shall determine the form in which payment of such Economic Value will be made, either in cash, Shares or any combination thereof; and

                           (D) A SAR may be exercised without exercising the
                  Related Option but the Related Option shall be cancelled for all purposes under the Plan to the extent of the SAR exercise. A Related Option may be exercised without exercising the SAR but the SAR shall be cancelled for all purposes under the Plan to the extent of the Related Option exercise.

                  (2) In addition to the conditions set forth in clause 10(b)(1), SARs issued in connection with Incentive Stock Options shall meet the following conditions:

                           (A) Each SAR must expire not later than the
                  expiration of the Related Option;


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                           (B) The SAR shall be transferable only when the
                  Related Option is transferable and under the same conditions; and

                           (C) The SAR may be exercised only when there is a
                  positive spread, that is, when the fair market value of the Stock subject to the option (determined in accordance with Section 6(d) hereof) exceeds the exercise price of the option.

11.      FORFEITURE.

         Notwithstanding any other provision of this Plan, if the Committee finds by a majority vote, that: (i) the Optionee, before or after termination of his employment with the Corporation or a Subsidiary (as used in this Section 11, an "Employer"), committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his employment by Employer which damaged Employer, or for disclosing trade secrets of Employer, or (ii) the Optionee, before or after termination of his employment with Employer for any reason, participated, engaged in or had a financial or other interest (whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise) in any commercial endeavor in the United States which is competitive with the business of Employer, then any outstanding options which have not been exercised by Optionee will be forfeited. The decision of the Committee as to the nature of an Optionee's conduct, the damage done to Employer and the extent of the Optionee's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the Optionee by Employer in any manner. In order to provide the Corporation with an opportunity to enforce this Section 11, no option may be exercised without the certification by the Committee that no such forbidden action has been raised for their determination.

12.      AMENDMENT TO THE PLAN.

         The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted or remove the administration of the Plan from the Committee.



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